UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07810

Exact name of registrant as specified in charter:	Delaware Investments® Colorado Municipal
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Item 1. Reports to Stockholders

Delaware Investments® Closed-End Municipal Bond Funds

Annual report

March 31, 2015

The figures in the annual report for Delaware Investments Closed-End Municipal Bond Funds represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end funds

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services. For more information, including press releases, please visit delawareinvestments.com.

Unless otherwise noted, views expressed herein are current as of March 31, 2015, and subject to change for events occurring after such date. Information is as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in Delaware Investments® Closed-End Municipal Bond Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Closed-End Municipal Bond Funds

April 7, 2015

Economic and municipal bond market conditions

At the start of the Funds’ fiscal year in April 2014, the U.S. economy was gathering strength. The nation’s gross domestic product — a measure of economic output — expanded by 4.6% and 5.0% in the second and third quarters of 2014, respectively, according to the U.S. Commerce Department. With employment growing and inflation seemingly under control, investors began to anticipate that the Federal Reserve would raise its benchmark short-term interest rate for the first time since 2008 in the depths of the financial crisis.

As the calendar year progressed, however, attention turned increasingly to the weak economic backdrop in Europe and geopolitical turmoil in Ukraine and the Middle East. Amid these external threats to global growth, investors correctly concluded that the Fed would delay raising rates to avoid derailing the still-vulnerable U.S. economy.

The first quarter of 2015 saw a very similar set of circumstances — solid U.S. economic data leading to expectations for a rate hike from the Fed, followed by headwinds that increased the potential for delayed action from the central bank. Declining oil prices put more money in consumers’ pockets and boosted spending. Concerns about the global economy re-emerged, however, while significant strength in the value of the dollar reduced U.S. export activity and, consequently, led to a lower growth outlook in the United States. (Source: Bloomberg.)

Against this backdrop, municipal bonds, as measured by the Barclays Municipal Bond Index, returned +6.62% for the fiscal year. As in the previous 12 months, tax-exempt securities with higher credit ratings and longer maturity dates trailed their lower-rated, even longer-dated counterparts. This situation reflected investors’ increased willingness to take on additional credit risk as they sought higher income from lower-rated bonds, while seeking less interest rate risk from higher-quality securities.

From the standpoint of credit quality, for example, bonds with a credit rating of AAA — representing the highest-quality debt — returned +4.86% for the 12 months ended March 31, 2015, while bonds rated AA, A, and BBB returned +6.14%, +7.49%, and +10.39%, respectively. With respect to yield-curve positioning, bonds with maturities of 22 years and longer returned +10.76%, compared with returns of +8.04% and +6.75% for bonds in the 15-year and 10-year segments of the yield curve, respectively. (Source: Barclays.)

The overall supply of municipal bonds significantly increased during the Funds’ fiscal year, although much of that supply consisted of new bonds issued to refinance older debt at more attractive interest rates. In an environment of healthy demand for tax-exempt debt, this provided a favorable backdrop for municipal bond performance, but also served to limit investors’ opportunities to purchase newly issued higher yielding, lower-rated bonds — the types we regularly emphasize at Delaware Investments.

A consistent strategy

Our investment process for managing the three Funds remained consistent, as is the case regardless of market conditions. We apply our bottom-up investment strategy — meaning we make investment decisions security by security — to choose those investments we believe provide a favorable risk-reward balance for shareholders.

Because of our confidence in our team’s credit research capabilities, we typically overweight lower-investment-grade bonds in the portfolios while seeking to maintain what we believe is an appropriate allocation to below-investment-grade bonds. Many of these lower-rated holdings emphasize the higher yielding, longer-dated part of the yield curve, where we believe we can capture greater value over time.

For Delaware Investments Minnesota Municipal Income Fund II, Inc., our approach reflected unique circumstances in Minnesota’s municipal bond marketplace and in the Fund’s holdings. As a result of the state’s supply patterns, a number of the Fund’s holdings were originally issued between 2003 and 2005, at a time when interest rates were significantly higher than today. Many of these bonds had 10-year call dates, meaning the issuers have recently become eligible to redeem and refinance the debt — an attractive proposition for borrowers, given today’s much lower rates.

As a result, bond calls during the fiscal year resulted in a significant amount of cash coming into the Fund’s portfolio. This infusion occurred at an inopportune time, given the limited supply of what we viewed as attractive lower-rated Minnesota bonds.

In this environment, we sought to keep the Fund fully invested by buying highly rated, liquid bonds. These holdings served as placeholders while we monitored the marketplace for lower-rated opportunities meeting our investment criteria. As opportunities present themselves, we plan to exchange our higher-rated bonds for the lower-rated opportunities that are core to our investment strategy.

Individual performance effects

As we indicated, the longer a bond’s maturity date, and the lower its credit rating, the better it tended to perform during the 12-month period. These trends are evident when reviewing individual bonds that meaningfully contributed to and detracted from the Funds’ results.

For instance, in Delaware Investments Colorado Municipal Income Fund, Inc., the Fund’s top-performing securities in absolute

(continues)	1

Portfolio management review

Delaware Investments® Closed-End Municipal Bond Funds

terms were nonrated Colorado Health Facilities Authority revenue bonds for the American Baptist Homes continuing care retirement community (CCRC), maturing in 2043, and BB-rated Colorado Educational and Cultural Facilities charter school bonds, maturing in 2048. These bonds returned more than 25% and 20%, respectively, for the fiscal year, well in excess of the benchmark return.

In contrast, the Fund’s weakest performers tended to be advance refunded bonds, which generally lagged due to their high credit quality and short maturity dates. In this category, the Fund’s weakest performer was Colorado Regional Transportation District sales tax revenue debt issued for the FasTracks public transportation project. These bonds, backed by escrowed U.S. Treasury bonds, were due to mature in 2016.

Delaware Investments National Municipal Income Fund also benefited from the Colorado bonds for the American Baptist CCRC mentioned earlier. Another notable positive came from an investment in corporate-backed tax-exempt industrial development revenue (IDR) debt issued for Pratt Paper; these bonds, maturing in 2044, produced a 24% total return for the Fund during the fiscal year.

The Fund’s weakest individual holdings were municipal lease bonds of the New Jersey Economic Development Authority. This debt, which fell roughly 2%, was hampered not just by a near-term maturity date (2018), but also by the credit troubles of New Jersey, whose credit rating was downgraded multiple times during the 12 months. Also detracting were dedicated-tax bonds for Peoria, Ariz., maturing in 2018 and rated AA/Aa2 by Standard & Poor’s Financial Services and Moody’s Investors Service, respectively. These bonds experienced a modest decline during the year, significantly lagging the national market.

For Delaware Investments Minnesota Municipal Income Fund II, Inc., notable performance contributors were St. Paul corporate-backed IDR solid waste bonds for Gerdau Steel, rated lower-investment-grade and maturing in 2037, and St. Paul CCRC bonds for Episcopal Homes, nonrated issues with a maturity date of 2048. These issues were up more than 30% and 20%, respectively.

The Fund’s two weakest-performing securities were both advance refunded issues, one for the University of Minnesota and another for the St. Paul Civic Center Project. Because of these securities’ high credit quality and relatively short maturity dates, they produced only incremental gains for the 12-month period.

Fund basics

Delaware Investments®

Colorado Municipal Income Fund, Inc.

As of March 31, 2015

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$75 million

Number of holdings

78

Fund start date

July 29, 1993

CUSIP number

246101109

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

As of March 31, 2015

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$172 million

Number of holdings

157

Fund start date

Feb. 26, 1993

CUSIP number

24610V103

Delaware Investments

National Municipal Income Fund

As of March 31, 2015

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$68 million

Number of holdings

164

Fund start date

Feb. 26, 1993

CUSIP number

24610T108

Security type / sector / state allocations

As of March 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments®

Colorado Municipal Income Fund, Inc.

Security type / sector	Percentage of net assets
Municipal Bonds*	137.88%
Corporate-Backed Revenue Bonds	4.69%
Education Revenue Bonds	29.82%
Electric Revenue Bonds	3.42%
Healthcare Revenue Bonds	41.91%
Housing Revenue Bond	0.36%
Lease Revenue Bonds	9.10%
Local General Obligation Bonds	11.23%
Pre-Refunded/Escrowed to Maturity Bonds	5.62%
Special Tax Revenue Bonds	21.07%
Transportation Revenue Bonds	7.78%
Water & Sewer Revenue Bonds	2.88%
Short-Term Investment	0.53%
Total Value of Securities	138.41%
Liquidation Value of Preferred Stock	(39.88)%
Receivables and Other Assets Net of Liabilities	1.47%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Colorado Municipal Income Fund, Inc. held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Colorado	136.16%
Guam	1.48%
U.S. Virgin Islands	0.77%
Total	138.41%

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

Sector type / sector	Percentage of net assets
Municipal Bonds*	141.90%
Corporate-Backed Revenue Bonds	6.72%
Education Revenue Bonds	18.75%
Electric Revenue Bonds	9.61%
Healthcare Revenue Bonds	41.07%
Housing Revenue Bonds	3.60%
Lease Revenue Bonds	15.02%
Local General Obligation Bonds	7.28%
Pre-Refunded/Escrowed to Maturity Bonds	16.29%
Special Tax Revenue Bonds	5.90%
State General Obligation Bonds	11.57%
Transportation Revenue Bonds	4.49%
Water & Sewer Revenue Bonds	1.60%
Total Value of Securities	141.90%
Liquidation Value of Preferred Stock	(43.53)%
Receivables and Other Assets Net of Liabilities	1.63%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments Minnesota Municipal Income Fund II, Inc. held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.10%
Minnesota	141.80%
Total	141.90%

Delaware Investments®

National Municipal Income Fund

Security type / sector	Percentage of net assets
Municipal Bonds*	141.45%
Corporate-Backed Revenue Bonds	15.98%
Education Revenue Bonds	28.01%
Electric Revenue Bonds	2.99%
Healthcare Revenue Bonds	17.72%
Housing Revenue Bonds	2.49%
Lease Revenue Bonds	9.62%
Local General Obligation Bonds	0.84%
Pre-Refunded/Escrowed to Maturity Bonds	8.73%
Special Tax Revenue Bonds	18.78%
State General Obligation Bonds	3.90%
Transportation Revenue Bonds	28.58%
Water & Sewer Revenue Bonds	3.81%
Short-Term Investment	0.74%
Total Value of Securities	142.19%
Liquidation Value of Preferred Stock	(44.25)%
Receivables and Other Assets Net of Liabilities	2.06%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Alabama	0.86%
Alaska	0.51%
Arizona	11.73%
California	18.52%
Colorado	2.17%
District of Columbia	0.41%
Florida	7.21%
Georgia	5.36%
Guam	2.20%
Hawaii	0.50%
Idaho	1.60%
Illinois	4.23%
Indiana	0.95%
Kansas	0.10%
Louisiana	4.97%
Maine	0.51%
Maryland	4.18%
Massachusetts	1.41%
Minnesota	4.97%
Missouri	3.99%
Nevada	0.22%
New Hampshire	0.52%
New Jersey	8.75%
New Mexico	0.82%
New York	18.47%
North Carolina	0.43%
North Dakota	0.40%
Ohio	3.87%
Oregon	3.78%
Pennsylvania	14.43%
Texas	10.96%
Virginia	0.89%
Washington	0.27%
West Virginia	0.83%
Wisconsin	0.75%
Wyoming	0.42%
Total	142.19%

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2015

	Principal Amount°	Value (U.S. $)
Municipal Bonds – 137.88%
Corporate-Backed Revenue Bonds – 4.69%
Public Authority for Colorado Energy Revenue 6.25% 11/15/28	865,000	$1,113,316
Public Authority of Colorado Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	1,750,000	2,411,167

		3,524,483

Education Revenue Bonds – 29.82%
Colorado Educational & Cultural Facilities Authority Revenue 5.125% 11/1/49	765,000	782,488
(Academy Charter School Project) 5.50% 5/1/36 (SGI)	1,720,000	1,726,312
(Bromley Charter School Project) 5.25% 9/15/32 (SGI)	3,245,000	3,278,586
(Charter School - Atlas Preparatory School) 5.25% 4/1/45	700,000	689,598
(Charter School - Community Leadership Academy) 7.45% 8/1/48	500,000	593,735
(Charter School - Peak to Peak Charter) 5.00% 8/15/34	1,000,000	1,113,860
(Improvement - Charter School - University Lab School Building) 144A 5.00% 12/15/45 #	500,000	505,755
(Johnson & Wales University) Series A 5.25% 4/1/37	900,000	1,024,551
(Liberty Charter School) Series A 5.00% 1/15/44	1,000,000	1,091,240
(Littleton Charter School Project) 4.375% 1/15/36 (AGC)	1,200,000	1,211,664
(Skyview Charter School) 144A 5.50% 7/1/49 #	750,000	799,973
(Student Housing - Campus Village Apartments) 5.00% 6/1/23	1,065,000	1,167,389
Colorado School of Mines Series B 5.00% 12/1/42	2,500,000	2,812,725

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Colorado State Board of Governors (University Enterprise System) Series A 5.00% 3/1/39	10,000	$11,184
University of Colorado 5.00% 6/1/31	3,185,000	3,633,416
Series A 5.00% 6/1/33	1,000,000	1,161,160
Western State College 5.00% 5/15/34	750,000	826,823

		22,430,459

Electric Revenue Bonds – 3.42%
Colorado Springs Utilities System Improvement Revenue Series C 5.50% 11/15/48	750,000	849,877
Platte River Power Authority Series HH 5.00% 6/1/28	1,500,000	1,724,925

		2,574,802

Healthcare Revenue Bonds – 41.91%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A 5.00% 12/1/40	4,000,000	4,418,400
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	818,160
Series A 5.00% 2/1/41	2,400,000	2,639,520
Series A 5.25% 2/1/33	1,625,000	1,814,199
Series A 5.25% 1/1/45	1,000,000	1,134,170
Series C-1 5.10% 10/1/41 (AGM)	1,000,000	1,071,630
Series D 6.125% 10/1/28	750,000	863,340
(Christian Living Community Project)
6.375% 1/1/41	615,000	672,269
Series A 5.75% 1/1/37	885,000	904,019
(Covenant Retirement Communities Inc.)
5.00% 12/1/35	1,000,000	1,089,350
Series A 5.75% 12/1/36	1,000,000	1,112,720

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue (Evangelical Lutheran Good Samaritan Society) 5.00% 6/1/28	1,250,000	$1,390,100
5.50% 6/1/33	2,000,000	2,284,180
5.625% 6/1/43	1,000,000	1,148,610
(Healthcare Facilities - American Baptist) 8.00% 8/1/43	500,000	598,490
(Mental Health Center of Denver Project) Series A 5.75% 2/1/44	1,500,000	1,732,875
(National Jewish Health Project) 5.00% 1/1/27	500,000	523,415
(Sisters of Charity of Leavenworth Health System) Series A 5.00% 1/1/40	4,750,000	5,258,345
(Total Long-Term Care) Series A 6.00% 11/15/30	400,000	451,816
Denver Health & Hospital Authority Health Care Revenue (Recovery Zone Facilities) 5.625% 12/1/40	750,000	837,157
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29	650,000	762,970

		31,525,735

Housing Revenue Bond – 0.36%
Colorado Housing & Finance Authority (Single Family Mortgage - Class 1) Series A 5.50% 11/1/29 (FHA) (VA) (HUD)	265,000	274,135

		274,135

Lease Revenue Bonds – 9.10%
Aurora Certificates of Participation Series A 5.00% 12/1/30	630,000	716,675
Colorado Building Excellent Schools Today Certificates of Participation Series G 5.00% 3/15/32	2,000,000	2,289,460

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Glendale Certificates of Participation 5.00% 12/1/25 (SGI)	1,500,000	$1,595,550
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	2,000,000	2,244,120

		6,845,805

Local General Obligation Bonds – 11.23%
Adams 12 Five Star Schools 5.00% 12/15/25	250,000	316,817
Arapahoe County School District No. 1 Englewood 5.00% 12/1/31	2,935,000	3,434,361
Boulder Larimer & Weld Counties St. Vrain Valley School District No. Re-1J 5.00% 12/15/33	750,000	850,515
Denver City & County (Better Denver & Zoo) Series A 5.00% 8/1/25	650,000	746,005
Denver International Business Center Metropolitan District No. 1 5.00% 12/1/30	650,000	692,809
Jefferson County School District No. R-1 5.25% 12/15/24	750,000	957,293
Pueblo County School District No. 70 5.00% 12/1/31	500,000	567,650
Rangely Hospital District 6.00% 11/1/26	750,000	882,337

		8,447,787

Pre-Refunded/Escrowed to Maturity Bonds – 5.62%
Adams & Arapahoe Counties Joint School District No. 28J (Aurora) 6.00% 12/1/28-18§	600,000	707,688
Colorado State Board of Governors Series A 5.00% 3/1/39-19§	690,000	791,885
Regional Transportation District Revenue (FasTracks Project) Series A 4.375% 11/1/31-16 (AMBAC)§	1,250,000	1,326,987

(continues)	7

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
University of Colorado Series A 5.375% 6/1/38-19§	750,000	$875,707
University of Colorado Hospital Authority Revenue Series A 5.00% 11/15/37-16§	500,000	526,530

		4,228,797

Special Tax Revenue Bonds – 21.07%
Central Platte Valley Metropolitan District 5.00% 12/1/43	375,000	392,531
City of Commerce City 5.00% 8/1/44 (AGM)	1,000,000	1,140,740
Denver Convention Center Hotel Authority Revenue 5.00% 12/1/35 (SGI)	2,875,000	2,958,231
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	435,000	482,111
Series A 5.25% 1/1/36	565,000	633,331
Regional Transportation District Revenue
Series A 5.375% 6/1/31	460,000	531,433
(Denver Transit Partners) 6.00% 1/15/41	2,175,000	2,502,142
(FasTracks Project) Series A 4.50% 11/1/36 (AGM)	1,500,000	1,602,540
Series A 5.00% 11/1/38	4,085,000	4,726,917
Tallyns Reach Metropolitan District No. 3 (Limited Tax Convertible) 5.125% 11/1/38	295,000	305,393
Virgin Islands Public Finance Authority (Matching Fund Senior Lien) 5.00% 10/1/29 (AGM)	500,000	578,320

		15,853,689

Transportation Revenue Bonds – 7.78%
Colorado High Performance Transportation Enterprise Revenue (Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	1,110,000	1,206,659

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Denver City & County Airport System Revenue Series A 5.25% 11/15/36	750,000	$853,493
Series B 5.00% 11/15/28	1,000,000	1,161,670
Series B 5.00% 11/15/37	2,000,000	2,279,440
E-470 Public Highway Authority Series C 5.25% 9/1/25	310,000	351,807

		5,853,069

Water & Sewer Revenue Bonds – 2.88%
City of Aurora Water Revenue First Lien Series A 5.00% 8/1/36 (AMBAC)	2,000,000	2,162,760

		2,162,760

Total Municipal Bonds (cost $94,847,867)		103,721,521

Short-Term Investment – 0.53%
Variable Rate Demand Note – 0.53%¤
Colorado Educational & Cultural Facilities Authority Series B5 (National Jewish Federation) 0.01% 1/1/39 (LOC - TD Bank N.A.)	400,000	400,000

Total Short-Term Investment (cost $400,000)		400,000

Total Value of Securities – 138.41% (cost $95,247,867)		$104,121,521

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2015, the aggregate value of Rule 144A securities was $1,305,728, which represents 1.74% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of March 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

HUD – Housing and Urban Development Section 8

LOC – Letter of Credit

SGI – Insured by Syncora Guarantee Inc.

VA – Veterans Administration Collateral

See accompanying notes, which are an integral part of the financial statements.

9

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2015

	Principal Amount°	Value (U.S. $)
Municipal Bonds – 141.90%
Corporate-Backed Revenue Bonds – 6.72%
Cloquet Pollution Control Revenue (Potlatch Project) 5.90% 10/1/26	5,500,000	$5,506,160
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	3,325,000	3,326,064
St. Paul Port Authority Revenue (Gerdau St. Paul Steel Mill Project) Series 7 4.50% 10/1/37 (AMT)	2,705,000	2,750,660

		11,582,884

Education Revenue Bonds – 18.75%
Baytown Township Lease Revenue (St. Croix Preparatory Academy) 5.75% 8/1/42	300,000	306,459
Cologne Charter School Lease Revenue (Cologne Academy Project)
Series A 5.00% 7/1/29	270,000	291,821
Series A 5.00% 7/1/45	445,000	465,159
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.50% 7/1/43	500,000	541,095
Forest Lake Minnesota Charter School Revenue (Lake International Language Academy) 5.75% 8/1/44	705,000	781,246
Hugo Charter School Lease Revenue (Noble Academy Project)
Series A 5.00% 7/1/34	255,000	275,198
Series A 5.00% 7/1/44	775,000	825,267
Minneapolis Student Housing Revenue (Riverton Community Housing Project)
5.25% 8/1/39	205,000	212,329
5.50% 8/1/49	990,000	1,033,481
Minnesota Higher Education Facilities Authority Revenue (Augsburg College) Series 6-J1 5.00% 5/1/28	1,500,000	1,502,130

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue (Carleton College)
Series 6-T 5.00% 1/1/28	1,000,000	$1,097,620
Series D 5.00% 3/1/30	1,120,000	1,260,986
(College of St. Benedict)
Series 7-M 5.00% 3/1/31	300,000	326,514
Series 7-M 5.125% 3/1/36	275,000	298,510
(St. Catherine University)
Series 7-Q 5.00% 10/1/32	700,000	760,557
(St. Scholastic College)
Series H 5.25% 12/1/35	1,000,000	1,094,070
(University of St. Thomas)
Series 6-X 5.00% 4/1/29	2,250,000	2,414,430
Series 7-A 5.00% 10/1/39	1,000,000	1,126,540
Series 7-U 5.00% 4/1/22	750,000	897,127
Otsego Charter School (Kaleidoscope Charter School)
Series A 5.00% 9/1/34	335,000	349,824
Series A 5.00% 9/1/44	700,000	719,019
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue (Nova Classical Academy) Series A 6.375% 9/1/31	750,000	864,330
St. Paul Housing & Redevelopment Authority Revenue (Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	880,000	861,934
University of Minnesota
Series A 5.25% 12/1/28	500,000	596,805
Series A 5.25% 4/1/29	1,000,000	1,144,860
Series C 5.00% 12/1/19	1,290,000	1,490,040
Series D 5.00% 12/1/27	1,110,000	1,308,868
Series D 5.00% 12/1/28	1,880,000	2,202,683
Series D 5.00% 12/1/29	2,265,000	2,650,073
Series D 5.00% 12/1/31	1,000,000	1,160,600
Series D 5.00% 12/1/36	3,000,000	3,445,920

		32,305,495

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Electric Revenue Bonds – 9.61%
Central Minnesota Municipal Power Agency Revenue (Brookings Southeast Twin Cities Transportation) 5.00% 1/1/32	1,130,000	$1,267,114
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,000,000	1,112,300
Chaska Electric Revenue (Generating Facilities) Series A 5.25% 10/1/25	250,000	256,170
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/25	500,000	608,070
5.00% 10/1/26	500,000	601,955
5.00% 10/1/27	320,000	381,978
Northern Municipal Power Agency
Series A 5.00% 1/1/26	100,000	117,511
Series A 5.00% 1/1/30	340,000	389,225
Rochester Electric Utility Revenue
Series B 5.00% 12/1/30	1,300,000	1,530,724
Series B 5.00% 12/1/43	1,000,000	1,154,070
Southern Minnesota Municipal Power Agency Supply Revenue Series A 5.25% 1/1/30	1,030,000	1,149,140
Western Minnesota Municipal Power Agency Supply Revenue
Series A 5.00% 1/1/25	3,000,000	3,612,030
Series A 5.00% 1/1/26	1,000,000	1,192,970
Series A 5.00% 1/1/33	1,000,000	1,165,420
Series A 5.00% 1/1/40	750,000	867,150
Series A 5.00% 1/1/46	1,000,000	1,152,040

		16,557,867

Healthcare Revenue Bonds – 41.07%
Anoka Health Care Facilities Revenue 5.375% 11/1/34	610,000	642,531
(Homestead Anoka Project) Series A 7.00% 11/1/46	1,200,000	1,299,048

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Center City Health Care Facilities Revenue (Hazelden Betty Ford Foundation Project)
5.00% 11/1/27	500,000	$591,035
5.00% 11/1/29	300,000	351,690
(Hazelden Foundation Project)
4.75% 11/1/31	850,000	898,849
5.00% 11/1/41	1,600,000	1,718,656
City of Hayward (American Baptist Homes Midwest) 5.75% 2/1/44	500,000	524,045
Cloquet Housing Facilities Revenue (HADC Cloquet Project) Series A 5.00% 8/1/48	500,000	513,535
Deephaven Housing & Healthcare Revenue (St. Therese Senior Living Project)
Series A 5.00% 4/1/38	280,000	285,922
Series A 5.00% 4/1/40	270,000	275,349
Duluth Economic Development Authority (St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	1,000,000	1,116,170
6.00% 6/15/39	1,000,000	1,122,070
Fergus Falls Health Care Facilities Revenue (Lake Region Healthcare) 5.00% 8/1/30	1,000,000	1,028,980
Hayward Health Care Facilities Revenue (St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	680,000	690,486
Maple Grove Health Care System Revenue (Maple Grove Hospital) 5.25% 5/1/37	1,100,000	1,150,160
Minneapolis Health Care System Revenue (Fairview Health Services)
Series A 6.375% 11/15/23	1,105,000	1,292,496
Series A 6.625% 11/15/28	1,150,000	1,351,250

(continues)	11

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Minneapolis Health Care System Revenue Series B 6.50% 11/15/38
(ASSURED GTY)	2,295,000	$2,686,206
Series D 5.00% 11/15/34 (AMBAC)	2,000,000	2,031,120
Minneapolis Revenue (National Marrow Donor Program Project) Series NMDP 4.875% 8/1/25	1,000,000	1,041,080
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue (Children’s Health Care Facilities) Series A1 5.00% 8/15/34 (AGM)	500,000	561,925
Minnesota Agricultural & Economic Development Board Revenue (Healthcare System) Series A 5.75% 11/15/26 (NATL-RE)	100,000	100,241
Unrefunded Balance Series A 6.375% 11/15/29	195,000	195,893
Rochester Health Care & Housing Revenue (Samaritan Bethany) Series A 7.375% 12/1/41	1,220,000	1,378,917
(The Homestead at Rochester Project) Series A 6.875% 12/1/48	1,220,000	1,389,324
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	4,860,000	5,071,070
Series C 4.50% 11/15/38 •	2,000,000	2,336,700
Sartell Health Care Facilities Revenue (Country Manor Campus Project) 5.25% 9/1/30	1,000,000	1,060,720
Series A 5.30% 9/1/37	600,000	633,210

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center)
4.00% 9/1/31	205,000	$215,088
5.00% 9/1/34	165,000	187,755
St. Cloud Health Care Revenue (Centracare Health System Project) 5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,666,230
Series A 5.125% 5/1/30	5,175,000	5,806,453
Series B 5.00% 5/1/24	1,400,000	1,697,822
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services) 5.75% 7/1/39	3,565,000	4,114,830
Series C 5.50% 7/1/23	1,000,000	1,126,910
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Allina Health System) Series A 5.00% 11/15/18 (NATL-RE)	1,380,000	1,531,207
Series A-1 5.25% 11/15/29	1,395,000	1,593,690
(Health Partners Obligation Group Project) 5.25% 5/15/36	2,000,000	2,089,460
St. Paul Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/30	2,775,000	2,849,009
6.00% 11/15/35	2,500,000	2,565,100
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue (Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	812,373
(Senior Episcopal Homes Project) 5.125% 5/1/48	1,200,000	1,246,320
Series A 4.75% 11/1/31	740,000	756,347

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Washington County Housing & Redevelopment Authority Revenue (Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,500,000	$1,544,280
Wayzata Senior Housing Revenue (Folkestone Senior Living Community)
Series A 5.50% 11/1/32	420,000	455,960
Series A 5.75% 11/1/39	945,000	1,029,322
Series A 6.00% 5/1/47	1,475,000	1,617,588
Winona Health Care Facilities Revenue (Winona Health Obligation)
4.65% 7/1/26	465,000	498,141
4.75% 7/1/27	785,000	839,848
5.00% 7/1/23	1,010,000	1,063,964
5.00% 7/1/34	750,000	810,217
Woodbury Housing & Redevelopment Authority Revenue (St. Therese of Woodbury) 5.125% 12/1/44	1,250,000	1,292,525

		70,749,117

Housing Revenue Bonds – 3.60%
Minneapolis Multifamily Housing Revenue (Olson Townhomes Project) 6.00% 12/1/19 (AMT)	475,000	475,361
(Seward Towers Project) 5.00% 5/20/36 (GNMA)	1,935,000	1,945,836
Minnesota State Housing Finance Agency (Residential Housing)
Series D 4.75% 7/1/32 (AMT) •	760,000	768,641
Series I 5.15% 7/1/38 (AMT)	550,000	554,697
Series L 5.10% 7/1/38 (AMT)	1,085,000	1,122,834

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Minnesota State Housing Finance Agency Homeownership (Mortgage-Backed Securities Program) 4.40% 7/1/32 (GNMA) (FNMA) (FHLMC)	1,250,000	$1,340,313

		6,207,682

Lease Revenue Bonds – 15.02%
Minnesota State General Fund Revenue Appropriations
Series A 5.00% 6/1/32	780,000	905,705
Series A 5.00% 6/1/38	5,500,000	6,342,930
Series A 5.00% 6/1/43	1,750,000	1,996,330
Series B 4.00% 3/1/26	3,000,000	3,294,840
Series B 5.00% 3/1/21	1,500,000	1,787,955
Series B 5.00% 3/1/29	3,525,000	4,113,146
University of Minnesota Special Purpose Revenue (State Supported Biomed Science Research)
5.00% 8/1/35	1,040,000	1,190,259
5.00% 8/1/36	4,000,000	4,572,160
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue
5.25% 10/1/25	680,000	687,847
5.375% 10/1/30	965,000	975,210

		25,866,382

Local General Obligation Bonds – 7.28%
City of Willmar (Rice Memorial Hospital Project) Series A 4.00% 2/1/32	2,440,000	2,574,956
Dakota County Community Development Agency (Senior Housing Facilities) Series A 5.00% 1/1/23	1,100,000	1,104,422
Hopkins Independent School District No. 270 Series A 5.00% 2/1/28	1,000,000	1,158,100

(continues)	13

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Rocori Independent School District No. 750 (School Building)
Series B 5.00% 2/1/22	1,010,000	$1,145,512
Series B 5.00% 2/1/24	1,075,000	1,218,405
Series B 5.00% 2/1/25	1,115,000	1,260,184
Series B 5.00% 2/1/26	1,155,000	1,305,392
St. Paul Independent School District No. 625 (School Building)
Series B 5.00% 2/1/22	1,300,000	1,576,627
Series B 5.00% 2/1/26	1,000,000	1,196,980

		12,540,578

Pre-Refunded/Escrowed to Maturity Bonds – 16.29%
Dakota-Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue (Bloomington Single Family Residential Mortgage) Series B 8.375% 9/1/21 (GNMA) (FHA) (VA) (AMT)	7,055,000	9,711,913
Southern Minnesota Municipal Power Agency Revenue Series A 5.75% 1/1/18	2,120,000	2,206,687
St. Paul Housing & Redevelopment Authority Sales Tax (Civic Center Project)
5.55% 11/1/23	2,125,000	2,233,481
5.55% 11/1/23 (NATL-RE) (IBC)	3,875,000	4,072,819
University of Minnesota
Series A 5.50% 7/1/21	4,000,000	4,782,200
Series A 5.75% 7/1/18	2,000,000	2,302,660
University of Minnesota Hospital & Clinics 6.75% 12/1/16	2,580,000	2,760,987

		28,070,747

Special Tax Revenue Bonds – 5.90%
Guam Government Business Privilege Tax Revenue Series A 5.25% 1/1/36	150,000	168,141

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Hennepin County Sales Tax Revenue (Second Lien-Ballpark Project) Series B 4.75% 12/15/27	1,905,000	$2,081,841
Minneapolis Community Planning & Economic Development Department (Limited Tax Supported Common Bond Fund) 6.25% 12/1/30	1,000,000	1,210,020
Series 1 5.50% 12/1/24 (AMT)	1,000,000	1,007,920
Series 5 5.70% 12/1/27	375,000	377,741
Minnesota Public Safety Radio 5.00% 6/1/23	2,845,000	3,263,670
St. Paul Port Authority (Brownfields Redevelopment Tax) Series 2 5.00% 3/1/37	895,000	955,368
St. Paul Sales Tax Revenue Series G 5.00% 11/1/30	935,000	1,090,575

		10,155,276

State General Obligation Bonds – 11.57%
Minnesota State (State Trunk Highway)
Series B 5.00% 10/1/22	5,500,000	6,647,245
Series B 5.00% 10/1/29	3,315,000	3,930,993
(State Various Purpose)
Series D 5.00% 8/1/24	2,700,000	3,203,010
(Various Purposes) Series F
5.00% 10/1/22	5,000,000	6,158,250

		19,939,498

Transportation Revenue Bonds – 4.49%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
5.00% 1/1/21	2,600,000	3,083,704
5.00% 1/1/22	670,000	786,600
Subordinate
Series B 5.00% 1/1/26	540,000	627,723
Series B 5.00% 1/1/26 (AMT)	500,000	583,555
Series B 5.00% 1/1/27	1,190,000	1,373,688
Series B 5.00% 1/1/30	500,000	567,535
Series B 5.00% 1/1/31	250,000	283,110

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
St. Paul Port Authority Revenue (Amherst H Wilder Foundation) Series 3 5.00% 12/1/36	380,000	$419,110

		7,725,025

Water & Sewer Revenue Bonds – 1.60%
Metropolitan Council Waste Water Revenue Series B 4.00% 9/1/27	1,145,000	1,272,874
St. Paul Sewer Revenue Series D 5.00% 12/1/21	1,325,000	1,485,153

		2,758,027

Total Municipal Bonds (cost $229,526,151)		244,458,578

Total Value of Securities – 141.90% (cost $229,526,151)		$244,458,578

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•	Variable rate security. The rate shown is the rate as of March 31, 2015. Interest rates reset periodically.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation Collateral

FNMA – Federal National Mortgage Association Collateral

GNMA – Government National Mortgage Association Collateral

IBC – Insured Bond Certificate

NATL-RE – Insured by National Public Finance Guarantee Corporation

VA – Veterans Administration Collateral

See accompanying notes, which are an integral part of the financial statements.

15

Schedules of investments

Delaware Investments® National Municipal Income Fund

March 31, 2015

	Principal Amount°	Value (U.S. $)
Municipal Bonds – 141.45%
Corporate-Backed Revenue Bonds – 15.98%
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed -2
Series A-2 5.875% 6/1/47	1,600,000	$1,317,920
Series A-2 6.50% 6/1/47	430,000	383,990
City of Valparaiso, Indiana (Pratt Paper Project) 7.00% 1/1/44 (AMT)	240,000	296,899
Gaston County, North Carolina Industrial Facilities & Pollution Control Financing Authority (Exempt Facilities-National Gypsum Project) 5.75% 8/1/35 (AMT)	290,000	290,499
Gloucester County, New Jersey Pollution Control Financing Authority (Keystone Urban Renewal) 5.00% 12/1/24 (AMT)	125,000	142,337
Golden State, California Tobacco Securitization Settlement Revenue (Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	1,415,000	1,199,255
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue (Deer Park Refining Project) 5.00% 2/1/23	150,000	166,905
Illinois Railsplitter Tobacco Settlement Authority 6.25% 6/1/24	500,000	534,285
Louisiana Local Government Environmental Facilities & Community Development Authority (Westlake Chemical)
Series A 6.50% 8/1/29	645,000	772,691
Series A-1 6.50% 11/1/35	255,000	306,395
Maryland Economic Development Corporation Facilities Revenue (CNX Marine Terminals) 5.75% 9/1/25	600,000	670,992

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Corporate-Backed Revenue Bonds (continued)
M-S-R Energy Authority, California Gas Series C 7.00% 11/1/34	1,000,000	$1,418,300
New Jersey Economic Development Authority (Continental Airlines Project) 5.625% 11/15/30 (AMT)	225,000	255,793
New Jersey Economic Development Authority Special Facility Revenue (Continental Airlines Project) 5.25% 9/15/29 (AMT)	500,000	549,060
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20	260,000	301,995
St. John the Baptist Parish, Louisiana (Marathon Oil) Series A 5.125% 6/1/37	500,000	526,965
Suffolk County, New York Tobacco Asset Securitization Series B 5.00% 6/1/32	750,000	824,220
Tobacco Settlement Financing Corporation, Louisiana Asset-Backed Note Series A 5.25% 5/15/35	460,000	525,900
Town of Shoals, Indiana (National Gypsum Project) 7.25% 11/1/43 (AMT)	310,000	350,210

		10,834,611

Education Revenue Bonds – 28.01%
Bowling Green, Ohio Student Housing Revenue CFP I (CFP I State University Project) 6.00% 6/1/45	260,000	281,328
Build NYC Resource, New York 5.25% 11/1/34	510,000	554,023
California Statewide Communities Development Authority School Facility Revenue (Aspire Public Schools) 6.125% 7/1/46	625,000	673,325

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Statewide Communities Development Authority Student Housing Revenue (Irvine, LLC - UCI East Campus) 6.00% 5/15/23	470,000	$528,679
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services Income - Student Housing Project) 5.00% 7/1/35	1,000,000	1,071,450
Health & Educational Facilities Authority of the State of Missouri (St. Louis College of Pharmacy Project) 5.25% 5/1/33	500,000	552,600
(Washington University) Series B 5.00% 11/15/30	600,000	698,970
Henderson Public Improvement Trust, Nevada (Touro College & University System Obligation) 5.50% 1/1/39	135,000	150,655
Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	430,000	456,944
Maryland Health & Higher Educational Facilities Authority (Loyola University) Series A 5.00% 10/1/39	650,000	733,011
Maryland State Economic Development Student Housing Revenue (University of Maryland College Park Projects) 5.75% 6/1/33	370,000	406,449
Massachusetts State Health & Educational Facilities Authority Revenue (Harvard University) Series A 5.00% 12/15/29	600,000	699,642

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project) 5.50% 10/1/41	495,000	$544,861
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue (Arcadia University) 5.25% 4/1/30	550,000	593,802
New Hope Cultural Education Facilities, Texas (Chief-Collegiate Housing- Tarleton St.) 5.00% 4/1/34	1,000,000	1,085,430
New Jersey Economic Development Authority Revenue (MSU Student Housing Project) 5.875% 6/1/42	450,000	509,058
New York City, New York Trust For Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	560,280
New York State Dormitory Authority (Columbia University) 5.00% 10/1/41	600,000	690,708
(Touro College & University System) Series A 5.50% 1/1/39	390,000	442,580
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 144A 6.125% 9/1/30 #	135,000	145,394
Pennsylvania State Higher Educational Facilities Authority Revenue (Edinboro University Foundation) 5.80% 7/1/30	400,000	436,220
(University Properties - East Stroudsburg University) 5.25% 7/1/19	510,000	568,023

(continues)	17

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Philadelphia Authority for Industrial Development (1st Philadelphia Preparatory College) 7.25% 6/15/43	370,000	$415,954
Phoenix, Arizona Industrial Development Authority Revenue (Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	493,255
(Rowan University Project) 5.00% 6/1/42	1,000,000	1,091,660
Pima County, Arizona Industrial Development Authority Education Revenue (Edkey Charter School Project) 6.00% 7/1/48	500,000	495,715
Private Colleges & Universities Authority Revenue, Georgia (Mercer University Project) Series C 5.25% 10/1/23	600,000	704,922
(Mercer University) Series A 5.00% 10/1/32	135,000	147,502
Swarthmore Borough Authority, Pennsylvania (Swarthmore College Project) 5.00% 9/15/32	490,000	578,337
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	668,754
University of Arizona Series A 5.00% 6/1/39	500,000	562,460
University of California Series AI 5.00% 5/15/32	1,000,000	1,163,540
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	250,000	288,140

		18,993,671

Electric Revenue Bonds – 2.99%
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33	1,000,000	1,154,760

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Long Island Power Authority, New York Series A 5.00% 9/1/44	250,000	$280,495
Western Minnesota Municipal Power Agency Series A 5.00% 1/1/30	500,000	588,645

		2,023,900

Healthcare Revenue Bonds – 17.72%
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	500,000	553,275
City of Westminster, Maryland (Lutheran Village Millers Grant Inc.) 6.00% 7/1/34	500,000	531,295
Colorado Health Facilities Authority Revenue (Healthcare Facilities - American Baptist) 8.00% 8/1/43	330,000	395,003
Duluth, Minnesota Economic Development Authority Revenue (St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	400,000	446,468
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	300,000	339,906
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	300,000	343,920
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	105,000	124,861
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health System Project) Series A 5.50% 7/1/28	500,000	550,030
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center) 6.75% 7/1/41	300,000	345,558

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue (Catholic Healthcare West) Series A 6.00% 7/1/39	500,000	$577,325
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center) Series A 5.00% 1/1/41	500,000	543,305
Montgomery County, Pennsylvania Industrial Development Authority Revenue (Whitemarsh Continuing Care) 5.375% 1/1/50	750,000	760,590
New Hampshire Health and Education Facilities Authority Revenue (Dartmouth – Hitchcock Medical Center) 6.00% 8/1/38	300,000	352,563
New Jersey Health Care Facilities Financing Authority Revenue (Barnabas Health) Series A 5.00% 7/1/22	650,000	765,148
(St. Peters University Hospital) 6.25% 7/1/35	300,000	334,173
New Mexico Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	556,015
New York State Dormitory Authority Revenue Non State Supported Debt (Orange Regional Medical Center) 6.25% 12/1/37	500,000	550,610
Orange County, Florida Health Facilities Authority Revenue (Mayflower Retirement Center)
5.00% 6/1/32	400,000	431,736
5.00% 6/1/36	250,000	269,260
5.125% 6/1/42	750,000	812,498
Oregon State Facilities Authority Revenue (Peacehealth Project) Series A 5.00% 11/15/29	500,000	582,525

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Palm Beach County Health Facilities Authority, Florida (Sinai Residences Boca Raton Project)
7.25% 6/1/34	20,000	$22,925
7.50% 6/1/49	105,000	120,602
State of Ohio (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	340,419
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group) 9.125% 10/1/41	500,000	561,805
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center) Series A 5.00% 8/1/28	720,000	802,130

		12,013,945

Housing Revenue Bonds – 2.49%
California Municipal Finance Authority Mobile Home Park Revenue (Caritas Project) Series A 5.50% 8/15/47	750,000	825,187
Series A 6.40% 8/15/45	425,000	476,025
City of Williston, North Dakota (Eagle Crest Apartments Project) 7.75% 9/1/38	255,000	268,643
Florida HomeLoan (Homeowner Mortgage Revenue) Series 2 5.90% 7/1/29 (AMT) (NATL-RE)	115,000	115,729

		1,685,584

Lease Revenue Bonds – 9.62%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	1,128,800
California Statewide Communities Development Authority Student Housing Revenue (Lancer Plaza Project) 5.625% 11/1/33	1,000,000	1,080,810

(continues)	19

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Idaho State Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	135,000	$164,411
(State Police) Series I 5.00% 9/1/23	760,000	920,010
Minnesota State General Revenue Appropriations Series B 5.00% 3/1/29	2,000,000	2,333,700
New Jersey Economic Development Authority (School Facilities Construction) Series EE 5.00% 9/1/18	100,000	109,520
New York City, New York Industrial Development Agency (Senior Trips) Series A 5.00% 7/1/28 (AMT)	250,000	276,938
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II Portfolio) 5.75% 10/1/31	500,000	508,980

		6,523,169

Local General Obligation Bonds – 0.84%
City of New York, New York
Series A-1 5.25% 8/15/21	250,000	285,243
Series I-1 5.375% 4/1/36	250,000	287,188

		572,431

Pre-Refunded/Escrowed to Maturity Bonds – 8.73%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39-19§	950,000	1,160,520
Bay Area, California Toll Authority Toll Bridge Revenue (San Francisco Bay Area) Series F1 5.00% 4/1/34-18§	1,000,000	1,123,310
Brevard County, Florida Health Facilities Authority Revenue (Health First Project) 7.00% 4/1/39-19§	350,000	428,823

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29-19§	450,000	$559,188
California State Economic Recovery Series A 5.25% 7/1/21-19§	260,000	305,801
Gila County, Arizona Unified School District No. 10 (Payson School Improvement Project of 2006) Series A 5.25% 7/1/27-17 (AMBAC)§	500,000	551,580
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44-19§	950,000	1,184,241
University Medical Center, Tucson, Arizona Hospital Revenue 6.50% 7/1/39-19§	500,000	608,425

		5,921,888

Special Tax Revenue Bonds – 18.78%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park - North Project) 6.10% 7/1/40	200,000	214,166
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project)
6.25% 7/15/40	940,000	1,111,165
6.50% 7/15/30	300,000	358,770
California Statewide Communities Development Authority Revenue (Statewide Inland Regional Center Project) 5.375% 12/1/37	500,000	528,545
Celebration Pointe Community Development District, Florida 5.00% 5/1/34	500,000	511,885
Guam Government Business Privilege Tax Revenue

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Guam Government Business Privilege Tax Revenue
Series A 5.00% 1/1/22	775,000	$903,526
Series B-1 5.00% 1/1/42	540,000	590,668
Massachusetts Bay Transportation Authority Senior
Series A 5.25% 7/1/29	200,000	259,710
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income) Series B 5.00% 10/1/35 (NATL-RE)	1,000,000	1,021,540
Mosaic District, Virginia Community Development Authority Revenue Series A 6.875% 3/1/36	520,000	602,420
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	200,000	221,746
5.00% 6/15/29	800,000	881,152
(School Facilities Construction) Series AA 5.50% 12/15/29	900,000	995,355
New York City, New York Industrial Development Agency Civic Facility Revenue (YMCA of Greater New York Project) 5.00% 8/1/36	595,000	621,335
New York State Dormitory Authority Series A 5.00% 3/15/33	1,000,000	1,167,950
(State Personal Income Tax Revenue-Education) Series A 5.00% 3/15/38	570,000	642,966
Northampton County, Pennsylvania Industrial Development Authority Revenue (Route 33 Project) 7.00% 7/1/32	230,000	253,189
Peoria, Arizona Municipal Development Authority Sales Tax & Excise Shared Revenue (Senior Lien & Subordinate Lien) 5.00% 1/1/18	1,085,000	1,202,733

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Regional Transportation District, Colorado Tax Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	$575,205
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Capital Appreciation) Sales Tax Subordinate Lien 6.07% 6/1/21 ^	95,000	68,645

		12,732,671

State General Obligation Bonds – 3.90%
California State 5.25% 11/1/40	320,000	377,456
(Various Purposes)
5.00% 10/1/41	440,000	500,245
5.00% 10/1/44	440,000	508,341
6.00% 4/1/38	105,000	124,899
State of New York Series A 5.00% 2/15/39	300,000	339,369
State of Oregon Series K 5.00% 5/1/22	500,000	611,055
State of Washington (Various Purposes) Series R-2010A 5.00% 1/1/17	170,000	183,280

		2,644,645

Transportation Revenue Bonds – 28.58%
Central Texas Regional Mobility Authority Revenue Senior Lien 6.00% 1/1/41	520,000	607,781
City of Atlanta, Georgia Department of Aviation Series B 5.00% 1/1/29	1,000,000	1,167,110
City of Chicago, Illinois O’Hare International Airport Revenue (General-Senior Lien) Series D 5.25% 1/1/34	1,000,000	1,148,550
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	255,000	276,866

(continues)	21

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Metropolitan Transit Authorityof Harris County, Texas Series A 5.00% 11/1/24	500,000	$595,135
Metropolitan Transportation Authority, New York Series A 5.00% 11/15/41	500,000	561,780
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien) Series A 5.25% 10/1/44	245,000	276,568
New Jersey State Turnpike Authority Revenue Series A 5.00% 1/1/27	1,000,000	1,167,700
New Orleans, Louisiana Aviation Board Series B 5.00% 1/1/45 (AMT)	1,000,000	1,110,730
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	569,425
North Texas Tollway Authority (Toll 2nd Tier) Series F 5.75% 1/1/38	1,100,000	1,215,093
North Texas Tollway Authority Special Projects System Series A 5.00% 9/1/20	250,000	295,160
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) 5.00% 12/31/38	620,000	679,818
Pennsylvania Turnpike Commission Series A-1 5.00% 12/1/43	500,000	558,860
Pennsylvania Turnpike Commission Subordinate (Special Motor License Foundation)
5.00% 12/1/22	500,000	584,760
Series B 5.00% 12/1/41	500,000	555,210
Port Authority of Allegheny County, Pennsylvania 5.75% 3/1/29	900,000	1,072,395
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal)

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Port Authority of New York & New Jersey Special Project
6.00% 12/1/42	230,000	$271,478
6.50% 12/1/28	500,000	519,110
St. Louis, Missouri Airport Revenue (Lambert St. Louis International) 5.00% 7/1/32 (AMT) Series A-1 6.625% 7/1/34	1,000,000 325,000	1,069,480 381,807
State of Oregon Department of Transportation Series A 5.00% 11/15/26	1,000,000	1,222,200
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (LBJ Infrastructure)
7.00% 6/30/40	285,000	347,404
7.50% 6/30/33	665,000	830,206
(Mobility Partners) 7.50% 12/31/31	500,000	612,295
(NTE Mobility Partners)
6.75% 6/30/43 (AMT)	225,000	276,246
6.875% 12/31/39	1,000,000	1,196,730
7.00% 12/31/38 (AMT)	165,000	206,575

		19,376,472

Water & Sewer Revenue Bonds – 3.81%
County of Jefferson, Alabama Sewer Revenue (Sub Lien – Warrants) Series D 6.50% 10/1/53	500,000	583,940
New York City Water & Sewer System, New York (2nd Generation Fiscal 2013) Series CC 5.00% 6/15/47	345,000	392,020
Phoenix, Arizona Civic Improvement Wastewater Systems Revenue (Junior Lien) Series A 5.00% 7/1/39	900,000	1,013,571

	Principal Amount°	Value (U.S. $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
San Francisco, California City & County Public Utilities Commission Water Revenue Series F 5.00% 11/1/27	500,000	$596,135

		2,585,666

Total Municipal Bonds (cost $87,444,887)		95,908,653

Short-Term Investment – 0.74%
Variable Rate Demand Note – 0.74%¤
Colorado Educational & Cultural Facilities Authority Series PG-B-4 (National Jewish Federation Board) 0.01% 12/1/35 (TD Bank N.A.)	500,000	$500,000

Total Short-Term Investment (cost $500,000)		500,000

Total Value of Securities – 142.19% (cost $87,944,887)		$96,408,653

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2015, the aggregate value of Rule 144A securities was $145,394, which represents 0.21% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of March 31, 2015.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

23

Statements of assets and liabilities

Delaware Investments® Closed-End Municipal Bond Funds

March 31, 2015

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Assets:
Investments, at value[1]	$103,721,521	$244,458,578	$95,908,653
Short-term investments, at value[2]	400,000	—	500,000
Cash	1,487,762	—	—
Interest income receivable	1,365,164	3,564,048	1,349,444
Receivables for securities sold	—	—	5,074
Offering cost for preferred shareholders	92,368	165,260	140,203

Total assets	107,066,815	248,187,886	97,903,374

Liabilities:
Cash overdraft	—	742,208	9,142
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Payable for securities purchased	1,764,767	—	—
Audit fees payable	37,314	37,582	37,314
Investment management fees payable	35,639	83,776	33,121
Other affiliates payable	2,104	4,756	2,503
Other accrued expenses	769	39,127	17,246
Directors’/Trustees’ fees and expenses payable	192	441	173

Total liabilities	31,840,785	75,907,890	30,099,499

Total Net Assets Applicable to Common Shareholders	$75,226,030	$172,279,996	$67,803,875

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)[3,4]	$66,918,121	$157,931,075	$60,617,476
Undistributed net investment income	929,143	1,085,104	512,431
Accumulated net realized loss on investments	(1,494,888)	(1,668,610)	(1,789,798)
Net unrealized appreciation of investments	8,873,654	14,932,427	8,463,766

Total Net Assets Applicable to Common Shareholders	$75,226,030	$172,279,996	$67,803,875

Net Asset Value per Common Share	$15.55	$14.97	$14.97

[1]Investments, at cost	94,847,867	229,526,151	87,444,887
[2]Short-term investments, at cost	400,000	—	500,000
[3]Common shares outstanding	4,837,100	11,504,975	4,528,443
[4]Common shares authorized	200 million	200 million	unlimited

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Investments® Closed-End Municipal Bond Funds

Year ended March 31, 2015

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Investment Income:
Interest	$4,468,215	$9,761,537	$4,275,137

Expenses:
Management fees	413,636	980,995	384,433
Interest expense	374,129	935,323	374,129
Rating agency fees	51,165	43,778	45,372
Audit and tax	45,137	52,303	40,775
Offering costs	40,176	84,939	55,053
Accounting and administration expenses	33,865	80,325	31,474
Dividend disbursing and transfer agent fees and expenses	29,708	68,085	32,255
Reports and statements to shareholders	23,401	43,303	28,316
Legal fees	21,658	59,905	38,116
Custodian fees	3,685	8,333	3,261
Directors’/Trustees’ fees and expenses	3,358	7,757	2,993
Stock exchange fees	1,190	2,737	1,073
Registration fees	1,148	1,708	1,148
Other	10,300	21,152	16,878

Total operating expenses	1,052,556	2,390,643	1,055,276

Net Investment Income	3,415,659	7,370,894	3,219,861

Net Realized and Unrealized Gain:
Net realized gain on investments	286,449	51,853	622,465
Net change in unrealized appreciation (depreciation) of investments	5,080,978	7,966,822	4,922,383

Net Realized and Unrealized Gain	5,367,427	8,018,675	5,544,848

Net Increase in Net Assets Resulting from Operations	$8,783,086	$15,389,569	$8,764,709

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Closed-End Municipal Bond Funds

	Delaware Investments Colorado Municipal Income Fund, Inc.
	Year ended
	3/31/15	3/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,415,659	$3,388,364
Net realized gain (loss)	286,449	(1,803,532)
Net change in unrealized appreciation (depreciation)	5,080,978	(2,742,772)

Net increase (decrease) in net assets resulting from operations	8,783,086	(1,157,940)

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,337,599)	(3,337,599)
Net realized gain	—	(72,556)

	(3,337,599)	(3,410,155)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	5,445,487	(4,568,095)

Net Assets Applicable to Common Shareholders:
Beginning of year	69,780,543	74,348,638

End of year	$75,226,030	$69,780,543

Undistributed net investment income	$929,143	$854,468

	Delaware Investments Minnesota Municipal Income Fund II, Inc.
	Year ended
	3/31/15	3/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,370,894	$7,451,908
Net realized gain (loss)	51,853	(1,865,333)
Net change in unrealized appreciation (depreciation)	7,966,822	(7,344,025)

Net increase (decrease) in net assets resulting from operations	15,389,569	(1,757,450)

Dividends and Distributions to Common Shareholders from:
Net investment income	(7,708,333)	(7,938,433)
Net realized gain	—	(1,334,577)

	(7,708,333)	(9,273,010)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	7,681,236	(11,030,460)

Net Assets Applicable to Common Shareholders:
Beginning of year	164,598,760	175,629,220

End of year	$172,279,996	$164,598,760

Undistributed net investment income	$1,085,104	$1,435,077

	Delaware Investments National Municipal Income Fund
	Year ended
	3/31/15	3/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,219,861	$3,213,761
Net realized gain (loss)	622,465	(2,041,010)
Net change in unrealized appreciation (depreciation)	4,922,383	(3,307,566)

Net increase (decrease) in net assets resulting from operations	8,764,709	(2,134,815)

Dividends and Distributions to Common Shareholders from:
Net investment income	(3,486,901)	(3,215,195)

	(3,486,901)	(3,215,195)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	5,277,808	(5,350,010)

Net Assets Applicable to Common Shareholders:
Beginning of year	62,526,067	67,876,077

End of year	$67,803,875	$62,526,067

Undistributed net investment income	$512,431	$785,029

See accompanying notes, which are an integral part of the financial statements.

Statements of cash flows

Delaware Investments® Closed-End Municipal Bond Funds

Year ended March 31, 2015

	Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Net Cash Provided by (Used for) Operating Activities:
Net increase in net assets resulting from operations	$8,783,086	$15,389,569	$8,764,709

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	336,825	1,743,703	437,144
Amortization of offering costs for preferred shareholders	56,757	101,551	71,675
Purchase of investment securities	(10,553,160)	(18,970,122)	(24,900,777)
Proceeds from disposition of investment securities	10,007,455	17,553,033	25,473,714
(Purchase of) proceeds from short-term investment securities, net	(400,000)	—	—
Net realized gain on investments	(286,449)	(51,853)	(622,465)
Net change in net unrealized appreciation (depreciation) of investments	(5,080,978)	(7,966,822)	(4,922,383)
Decrease in receivable for securities sold	—	73,001	5,074
Increase (decrease) in interest receivable	44,811	(39,027)	(14,981)
Increase (decrease) in payable for securities purchased	1,764,767	—	(1,107,900)
Increase in investment management fees payable	1,838	2,440	1,757
Decrease in Directors’/Trustees’ fees and expenses payable	(3)	(24)	(3)
Increase in audit fees payable	3,779	4,047	3,779
Decrease in other affiliates payable	(524)	(794)	(1,746)
Increase (decrease) in other accrued expenses	(4,252)	(3,661)	7,799

Total adjustments	(4,109,134)	(7,554,528)	(5,569,313)

Net cash provided by operating activities	4,673,952	7,835,041	3,195,396

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders	(3,337,599)	(7,708,333)	(3,486,901)

Net cash used for financing activities	(3,337,599)	(7,708,333)	(3,486,901)

Net increase (decrease) in cash	1,336,353	126,708	(291,505)
Cash at beginning of year	151,409	(868,916)	282,363

Cash at end of year	$1,487,762	$(742,208)	$(9,142)

Cash paid for interest on leverage	$374,129	$935,323	$374,129

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$14.430	$15.370	$15.010	$13.370	$13.990

Income (loss) from investment operations:
Net investment income[1]	0.706	0.700	0.733	0.638	0.601
Net realized and unrealized gain (loss)	1.104	(0.935)	0.416	1.582	(0.651)

Total from investment operations	1.810	(0.235)	1.149	2.220	(0.050)

Less dividends and distributions to common shareholders from:
Net investment income	(0.690)	(0.690)	(0.690)	(0.580)	(0.570)
Net realized gain	—	(0.015)	(0.099)	—	—

Total dividends and distributions	(0.690)	(0.705)	(0.789)	(0.580)	(0.570)

Net asset value, end of period	$15.550	$14.430	$15.370	$15.010	$13.370

Market value, end of period	$14.350	$13.330	$14.840	$14.600	$12.450

Total investment return based on:[2]
Market value	13.01%	(5.25% )	6.92%	22.41%	(3.00% )
Net asset value	13.12%	(0.97% )	7.71%	17.19%	(0.30% )

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$75,226	$69,781	$74,349	$72,613	$64,689
Ratio of expenses to average net assets applicable to common shareholders[3]	1.43%	1.49%	1.44%	0.95%	0.56%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.65%	4.90%	4.72%	4.46%	4.31%
Portfolio turnover	14%	26%	8%	64%	10%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$—
Net asset coverage per share of preferred shares, end of period[5]	$350,753	$332,602	$347,829	$342,045	$—
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000[6]	$100,000 [6]	$—

[1]	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.077, $0.078, $0.079,and $0.031 per share for the years ended March 31,2015, 2014, 2013 and 2012, respectively, and from realized capital gains of $0.002, $0.006 and $0.000 per share for the years ended March 31, 2014, 2013, and 2012, respectively.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2015, 2014, 2013 and 2012 were 0.92%, 0.94%, 0.89% and 0.73%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[4]	The ratio of net investment income excluding interest expense for the years ended March 31, 2015, 2014, 2013 and 2012 were 5.16%, 5.45%, 5.27% and 4.68%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[5]	In November 2011, the Fund issued a new series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share.
[6]	Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                 29

Financial highlights

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$14.310	$15.270	$14.940	$13.700	$14.060

Income (loss) from investment operations:
Net investment income[1]	0.641	0.648	0.715	0.640	0.612
Net realized and unrealized gain (loss)	0.689	(0.802)	0.345	1.180	(0.402)

Total from investment operations	1.330	(0.154)	1.060	1.820	0.210

Less dividends and distributions to common shareholders from:
Net investment income	(0.670)	(0.690)	(0.690)	(0.580)	(0.570)
Net realized gain	—	(0.116)	(0.040)	—	—

Total dividends and distributions	(0.670)	(0.806)	(0.730)	(0.580)	(0.570)

Net asset value, end of period	$14.970	$14.310	$15.270	$14.940	$13.700

Market value, end of period	$13.850	$13.340	$15.630	$14.230	$12.600

Total investment return based on:[2]
Market value	8.97%	(9.26% )	15.18%	17.95%	3.32%
Net asset value	9.80%	(0.36% )	7.18%	13.90%	1.80%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$172,280	$164,599	$175,629	$171,835	$157,655
Ratio of expenses to average net assets applicable to common shareholders[3]	1.40%	1.51%	1.40%	0.93%	0.56%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.33%	4.54%	4.65%	4.44%	4.35%
Portfolio turnover	10%	17%	24%	44%	9%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$75,000	$75,000	$75,000	$75,000	$—
Net asset coverage per share of preferred shares, end of period[5]	$329,707	$319,465	$334,172	$329,113	$—
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000[6]	$100,000 [6]	$—

[1]	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.081, $0.076, $0.084, and $0.033 per share for the years ended March 31, 2015, 2014, 2013, and 2012, respectively, and from realized capital gains of $0.014, $0.005, and $0.000 per share for the years ended March 31, 2014, 2013, and 2012, respectively.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2015, 2014, 2013 and 2012 were 0.85%, 0.88%, 0.82% and 0.70%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[4]	The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2015, 2014, 2013 and 2012 were 4.88%, 5.17%, 5.23% and 4.67%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[5]	In November 2011, the Fund issued a new series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share.
[6]	Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$13.810	$14.990	$14.020	$12.620	$13.070

Income (loss) from investment operations:
Net investment income[1]	0.711	0.710	0.722	0.531	0.610
Net realized and unrealized gain (loss)	1.219	(1.180)	0.858	1.409	(0.532)

Total from investment operations	1.930	(0.470)	1.580	1.940	0.078

Less dividends and distributions to common shareholders from:
Net investment income	(0.770)	(0.710)	(0.610)	(0.540)	(0.528)

Total dividends and distributions	(0.770)	(0.710)	(0.610)	(0.540)	(0.528)

Net asset value, end of period	$14.970	$13.810	$14.990	$14.020	$12.620

Market value, end of period	$13.140	$12.350	$14.480	$13.240	$12.200

Total investment return based on:[2]
Market value	12.87%	(9.65% )	14.12%	13.19%	4.78%
Net asset value	14.99%	(2.41% )	11.56%	15.87%	0.67%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$67,804	$62,526	$67,876	$63,487	$30,559
Ratio of expenses to average net assets applicable to common shareholders[3]	1.60%	1.58%	1.56%	1.02%	0.65%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.86%	5.17%	4.86%	3.96%	4.64%
Portfolio turnover	38%	40%	42%	101%	50%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$—
Net asset coverage per share of preferred shares, end of period[5]	$326,013	$308,420	$326,254	$311,625	$—
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000[6]	$100,000 [6]	$—

[1]	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.083, $0.085, $0.090, and $0.004 per share for the years ended March 31, 2015, 2014, 2013, and 2012, respectively.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2015, 2014, 2013 and 2012 were 1.03%, 0.96%, 0.96% and 0.99%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[4]	The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2015, 2014, 2013 and 2012 were 5.44%, 5.79%, 5.46% and 3.99%, respectively. There was no interest expense for the years ended March 31, 2011 and 2010.
[5]	In March 2012, the Fund issued a new series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share.
[6]	Excluding any accumulated but unpaid dividends.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

March 31, 2015

Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the New York Stock Exchange MKT, the successor to the American Stock Exchange.

The investment objective of each of the Colorado Municipal Fund and Minnesota Municipal Fund II is to provide current income exempt from federal income tax and from state personal income tax, if any, consistent with the preservation of capital. The investment objective of the National Municipal Fund is to provide current income exempt from federal income tax, consistent with the preservation of capital. Each of Colorado Municipal Fund and Minnesota Municipal Fund II seeks to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state at the time of investment. The National Municipal Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities the income from which is exempt from federal income tax.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2012–March 31, 2015), and has concluded that no provision for federal income tax is required in any Fund’s financial statements.

Use of Estimates — Each Fund is an investment company under U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2015.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to each Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and Administration expenses.” For the year ended March 31, 2015, each Fund was charged for these services as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$4,927	$11,685	$4,579

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2015, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$12,188	$27,905	$12,257

Directors’/Trustees’ fees include expenses accrued by each Fund for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Trust. These officers and Directors/Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Purchases	$10,553,160	$18,970,122	$24,900,777
Sales	10,007,455	17,553,033	25,473,714

At March 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Cost of investments	$95,236,981	$229,393,313	$87,948,616

Aggregate unrealized appreciation	$8,893,713	$15,160,644	$8,491,238
Aggregate unrealized depreciation	(9,173)	(95,379)	(31,201)

Net unrealized appreciation	$8,884,540	$15,065,265	$8,460,037

(continues)	33

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

3. Investments (continued)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2015:

Colorado Municipal Fund
Level 2
Municipal Bonds	$103,721,521
Short-Term Investments	400,000

Total	$104,121,521

Minnesota Municipal Fund II
Level 2
Municipal Bonds	$244,458,578

National Municipal Fund
Level 2
Municipal Bonds	$95,908,653
Short-Term Investments	500,000

Total	$96,408,653

During the year ended March 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2015 and 2014 was as follows:

Year ended March 31, 2015

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$—	$8,847	$7,035
Tax-exempt income	3,711,728	8,634,809	3,853,995

Total	$3,711,728	$8,643,656	$3,861,030

Year ended March 31, 2014

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$577	$528,328	$2,086
Tax-exempt income	3,743,695	8,850,700	3,597,169
Long-term capital gains	52,339	933,106	—

Total	$3,796,611	$10,312,134	$3,599,255

5. Components of Net Assets on a Tax Basis

As of March 31, 2015, the components of net assets on a tax basis were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,617,476
Undistributed tax-exempt income	929,143	1,085,104	512,431
Capital loss carryforwards	(1,505,774)	(1,801,448)	(1,786,069)
Unrealized appreciation	8,884,540	15,065,265	8,460,037

Net assets	$75,226,030	$172,279,996	$67,803,875

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount on debt instruments and tax deferral of wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2015, the Funds recorded the following reclassifications.

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Undistributed net investment income	$(3,385)	$(12,534)	$(5,558)
Accumulated net realized loss	3,385	12,534	5,558

(continues)	35

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2014, the Funds utilized capital loss carryforwards as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$286,849	$56,418	$630,529

Capital loss carryforwards remaining at March 31, 2015, if not utilized in future years, will expire as follows:

Year of Expiration	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
2018	$—	$—	$407,888

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Colorado Municipal Fund	$(163,249)	$(1,342,525)
Minnesota Municipal Fund II	(798,305)	(1,003,143)
National Municipal Fund	$(1,262,745)	$(115,436)

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2015. Shares issuable under each Fund’s dividend reinvestment plan are purchased by each Fund’s transfer agent, Computershare, Inc., in the open market.

On Nov. 15, 2011, Delaware Investments Colorado Municipal Income Fund, Inc. (VCF) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM), issued $30,000,000 and $75,000,000, respectively, of Series 2016 Variable Rate MuniFund Term Preferred (VMTP) Shares, with $100,000 liquidation value per share in a privately negotiated offering. On March 15, 2012, Delaware Investments National Municipal Income Fund (VFL) issued $30,000,000 Series 2017 VMTP Shares, with $100,000 liquidation value per share in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were invested in accordance with each Fund’s investment objective. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Colorado Municipal Fund and Minnesota Municipal Fund II are obligated to redeem their VMTP Shares on Dec. 1, 2016, unless earlier redeemed or repurchased by the Fund. National Municipal Fund is obligated to redeem its VMTP Shares on April 1, 2017, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares were redeemable at the option of a Fund, subject to payment of a premium until Dec. 1, 2013 (with respect to Minnesota Municipal Fund II and Colorado Municipal Fund) and April 1, 2014 (with respect to National Municipal Fund), and at par thereafter. A Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares are set weekly, subject to adjustments in certain circumstances.

The weighted average dividend rates for the year ended March 31, 2015 were as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
1.2%	1.2%	1.2%

The Funds use leverage because their managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a Fund’s overall performance.

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investors Service (Moody’s), funding dividend payments, or funding redemptions), that Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VMTP Shares is recorded as a liability in the statements of assets and liabilities. Dividends accrued and paid on the VMTP Shares are included as a component of interest expense in the statements of operations. The VMTP Shares are treated as equity for legal and tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for VMTP Shares are recorded as a deferred charge and amortized over the 5-year life of the VMTP Shares. These are presented as “Offering cost for preferred shareholders” on the Statements of assets and liabilities and “Offering costs” on the Statements of operations.

7. Geographic, Credit, and Market Risk

The Funds concentrate their investments in securities issued by municipalities. Because each of the Colorado Municipal Fund and the Minnesota Municipal Fund II invest substantially all of its net assets in municipal obligations of its respective state at the time of investment, events in that state may have a significant impact on the performance and investments of the Colorado Municipal Fund and the Minnesota Municipal Fund II. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal issuers, the effects of natural or human-made disasters, or other economic, legislative, or political or social issues. Any downgrade to the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by the states or U.S. territories. The National Municipal Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, the National Municipal Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2015, the National Municipal Fund has invested 18.52%, 18.47%, 14.43%, 11.73% and 10.96% (each as a percentage of net assets) in securities issued by the State of California, the State of New York, the Commonwealth of Pennsylvania, the State of Arizona, and the State of Texas, respectively. These investments could make the National Municipal Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a percentage of assets in obligations of governments of U.S. territories, commonwealths, and possessions such as Puerto Rico, the U.S. Virgin Islands, or Guam. To the extent a Fund invests in such obligations, that Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories, commonwealths, and possessions.

(continues)	37

Notes to financial statements

Delaware Investments® Closed-End Municipal Bond Funds

7. Geographic, Credit, and Market Risk (continued)

Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2015, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified on the “Schedules of investments.”

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
26.02%	4.98%	1.68%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of March 31, 2015, no securities have been determined to be illiquid under the Funds’ Liquidity Procedures. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.”

8. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

9. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Funds’ financial statements.

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2015 that would require recognition or disclosure in the Funds’ financial statements.

39

Report of independent

registered public accounting firm

To the Board of Directors/Trustees and the Shareholders of

Delaware Investments® Colorado Municipal Income Fund, Inc. and,

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Delaware Investments National Municipal Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund (hereafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 19, 2015

Other Fund information

(Unaudited)

Delaware Investments® Closed-End Municipal Bond Funds

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2015, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Colorado Municipal Fund	0.00%	100.00%	100.00%
Minnesota Municipal Fund II	0.10%	99.90%	100.00%
National Municipal Fund	0.18%	99.82%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(continues)	41

Other Fund information

(Unaudited)

Delaware Investments® Closed-End Municipal Bond Funds

Fund management

Joseph R. Baxter

Senior Vice President, Head of Municipal Bond Department, Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999 as head municipal bond trader, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Stephen J. Czepiel

Senior Vice President, Senior Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA

Vice President, Portfolio Manager, Senior Research Analyst

Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airport, education, hotel, cogeneration, and cargo sectors for the group. In 2003, she was also named as portfolio manager on the tax-exempt closed-end funds in addition to her research duties. Prior to joining Delaware Investments in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University. She is a member of the Financial Analysts of Philadelphia.

Gregory A. Gizzi

Senior Vice President, Senior Portfolio Manager

Gregory A. Gizzi is a member of the firm’s municipal fixed income portfolio management team. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Patrick P. Coyne[1,4] 2005 Market Street Philadelphia, PA 19103 April 1963	President, Chief Executive Officer, and Trustee	Trustee since August 16, 2006 Chairman August 2006– February 2015 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2007–2013)

Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 1, 2015	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 31, 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) J.P. Morgan Chase & Co.	65	None

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems Director — Drexel Morgan & Co.

(continues)	43

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000– May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]

David P. O’Connor [4] 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005– February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.
[4]	Messrs. Coyne and O’Connor have retired from their positions with the Funds effective as of the close of business on May 23, 2015.

45

About the organization

This annual report is for the information of Delaware Investments® Closed-End Municipal Bond Funds shareholders. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time to time, purchase shares of their common stock on the open market at market prices.

Board of directors/trustees

Patrick P. Coyne

President and

Chief Executive Officer

Delaware Investments Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments Family of Funds

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation Brookline, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Corporation

St. Paul, MN

J. Richard Zecher

Founder

Investor Analytics

Scottsdale, AZ

Affiliated officers

David F. Connor

Senior Vice President, Deputy General

Counsel, and Secretary

Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Investments Family of Funds

Philadelphia, PA

David P. O’Connor

Executive Vice President, General Counsel

and Chief Legal Officer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust

Philadelphia, PA

Principal office of the Funds

2005 Market Street

Philadelphia, PA 19103-7057

Independent registered public

accounting firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

For securities dealers and financial institutions representatives

800 362-7500

Website

delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Number of recordholders as of

March 31, 2015

Colorado Municipal Income Fund	73
Minnesota Municipal Income Fund II	374
National Municipal Income Fund	86

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,100 for the fiscal year ended March 31, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,535 for the fiscal year ended March 31, 2014.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, reporting up, and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,214 for the fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,000 for the fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,530,526 and $8,090,937 for the registrant’s fiscal years ended March 31, 2015 and March 31, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Ann D. Borowiec, Joseph W. Chow, Lucinda S. Landreth, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), which is a subsidiary of MSCI Inc., to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2015, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2014.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Joseph R. Baxter
Registered Investment	17	$5.2 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	42	$3.1 billion	0	$0
Stephen J. Czepiel
Registered Investment	17	$5.2 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	39	$3.1 billion	0	$0
Denise A. Franchetti
Registered Investment	3	$450.3 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	5	Under $1 million	0	$0
Gregory A. Gizzi
Registered Investment	17	$5.2 billion	0	$0
Companies
Other Pooled	1	$26.5 million	0	$0
Investment Vehicles
Other Accounts	53	$3.2 billion	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of April 30, 2015, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s second fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.

/s/ ROGER EARLY
By:	Roger Early
Title:	Chief Executive Officer
Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ ROGER EARLY
By:	Roger Early
Title:	Chief Executive Officer
Date:	June 4, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 4, 2015